IDEX MUTUAL FUNDS
                              IDEX C.A.S.E. GROWTH

    SUPPLEMENT DATED SEPTEMBER 11, 2000 TO PROSPECTUS DATED SEPTEMBER 1, 2000

Please retain this supplement for reference.

At a meeting of the Board of Trustees (the "Board") of IDEX Mutual Funds on September 11, 2000, the Board was notified that C.A.S.E Management, Inc. (C.A.S.E.), sub-adviser of IDEX C.A.S.E. Growth (the "Fund"), will no longer serve as sub-adviser to the Fund effective December 1, 2000. As a result, effective December 1, 2000, C.A.S.E. will terminate the Investment Counsel (Sub-Advisory) Agreement dated November 15, 1995, as amended, between Idex Management, Inc. and C.A.S.E. and C.A.S.E. will no longer provide investment management services to the Fund.

The Board has selected Jennison Associates, LLC ("Jennison") to replace C.A.S.E. as sub-adviser to the Fund effective December 1, 2000, subject to approval by the Fund's shareholders. The Board also approved September 12, 2000 as the record date and November 29, 2000 as the date for the meeting of shareholders of the Fund to consider the transfer of C.A.S.E.'s investment management responsibilities to Jennison with no change in the overall investment management fees paid by the Fund (the "Proposal"). There is no assurance that the Fund's shareholders will approve the Proposal.

Subject to shareholder approval of the Proposal described above, effective December 1, 2000 the Fund will be named IDEX Jennison All Cap Value.




ISF00022